                                                                     EXHIBIT 4.3


                           EINSTEIN/NOAH BAGEL CORP.



             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

 THIS CERTIFICATE IS TRANSFERABLE EITHER IN CHICAGO, IL. OR IN NEW YORK, N.Y.

                                 COMMON STOCK


                                             SEE REVERSE FOR CERTAIN DEFINITIONS

                                                 CUSIP


THIS CERTIFIES THAT


is the Owner of




                             CERTIFICATE OF STOCK




FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE OF

                           EINSTEIN/NOAH BAGEL CORP.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Certificate of Incorporation and Bylaws of the Corporation and the amendments from time to time made thereto, copies of which are on file at the principal office of the Corporation, to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS, the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:



            [CORPORATE SEAL OF EINSTEIN/NOAH BAGEL CORP.  DELAWARE]



SECRETARY                               PRESIDENT AND CHIEF EXECUTIVE OFFICER





COUNTERSIGNED AND REGISTERED:

                LA SALLE NATIONAL TRUST, N.A.

BY                                                                TRANSFER AGENT
                                                                  AND REGISTRAR,



                                                           AUTHORIZED SIGNATURE.

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                           Einstein/Noah Bagel Corp.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM-as tenants in common             UNIF GIFT MIN ACT-_____Custodian_______
TEN ENT-as tenants by the entireties                       (Cust)        (Minor)
JT TEN -as joint tenants with right of             under Uniform Gifts to Minors
        survivorship and not as tenants            Act _______________
        in common                                          (State)

       Additional abbreviations may also be used though not in the above list.


For value received, __________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE


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Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint____________________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,_______________________


                                         -----------------------


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NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.